UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

SHOPPING.COM LTD.

(Exact name of Registrant as specified in its charter)

Israel
(State or other jurisdiction of incorporation)

0-50964		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

1 Zoran Street, Netanya, 42504, Israel

(Address of principal executive offices, including zip code)

972-9-892-1000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2005, Shopping.com Ltd. (the “Company”) announced its financial results for the quarter ended December 31, 2004. A copy of the press release is attached to this report as Exhibit 99.01.

The attached press release contains financial measures that are not prepared in accordance with generally accepted accounting principles (“GAAP”), and refers to them as “Adjusted.” The Company’s Adjusted EBITDA is net loss attributable to ordinary shareholders plus interest expense, provision for income taxes, depreciation, amortization, stock based compensation, and restructuring and other charges, and less interest and other income (expense), net. Adjusted EBITDA is a non-GAAP measure of liquidity, and should be viewed as a supplement to, not a substitute for, results of operations presented on a GAAP basis. Tables reconciling current and forecasted Adjusted EBITDA to GAAP net income (loss) are included within the press release. The Company does not provide a complete reconciliation of Adjusted EBITDA forecasts to the forecast on a GAAP basis because information relating to the variable accounting for repriced stock options is not accessible on a forward-looking basis and its probable significance is therefore not determinable. The reconciliation of Adjusted EBITDA to GAAP includes all information reasonably available to the Company at the date of this press release.

In order to fully assess the Company’s financial operating results, management believes that Adjusted EBITDA is an appropriate measure of evaluating the Company’s operating performance because it provides investors with an additional tool to compare business performance across companies and across periods. The Company’s management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis, and as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations. In addition, the Company’s management has used this measurement in the past and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, cash flow from operations, net income, or other measures of financial performance prepared in accordance with GAAP.

The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.01	Press release issued on February 3, 2005, reporting financial results for the quarter ended December 31, 2004.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005	SHOPPING.COM LTD.

	By:	/s/ Greg J. Santora
Greg J. Santora
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press release issued on February 3, 2005, reporting financial results for the quarter ended December 31, 2004.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.